                        EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    I, Phillip Michael Hardy, certify, pursuant to 18 U.S.C. Section 1350, as adopted  pursuant  to  Section  906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of eLinear, Inc. on Form 10-KSB for the year period ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such  Form 10-KSB fairly  presents in all material respects the financial condition and results  of  operations of eLinear, Inc.

Date:  July 11, 2006

By:  _/s/ Phillip Michael Hardy_____
        Phillip Michael Hardy
        Chief Financial Officer